UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09243

The Gabelli Utility Trust

(Exact name of registrant as specified in charter)

One Corporate Center
Rye, New York 10580-1422

(Address of principal executive offices) (Zip code)

John C. Ball
Gabelli Funds, LLC
One Corporate Center
Rye, New York 10580-1422

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-422-3554

Date of fiscal year end: December 31

Date of reporting period: June 30, 2026

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (OMB) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-1090. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)	The Report to Shareholders is attached herewith.

The Gabelli Utility Trust

Semiannual Report — June 30, 2026

(Y)our Portfolio Management Team

To Our Shareholders,

For the six months ended June 30, 2026, the net asset value (NAV) total return of The Gabelli Utility Trust (the Fund) was 13.4%, compared with a total return of 7.7% for the Standard & Poor’s (S&P) 500 Utilities Index. The total return for the Fund’s publicly traded shares was 15.0%. The Fund’s NAV per share was $3.14, while the price of the publicly traded shares closed at $6.59 on the New York Stock Exchange (NYSE). See page 3 for additional performance information.

Enclosed are the financial statements, including the schedule of investments, as of June 30, 2026.

Investment Objective (Unaudited)

The Gabelli Utility Trust is a diversified, closed-end management investment company whose primary objectives are long term growth of capital and income. The Fund will invest in companies that provide products, services, or equipment for the generation or distribution of electricity, gas, and water. Additionally, the Fund will invest in companies in telecommunications services or infrastructure operations.

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.gabelli.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. To elect to receive all future reports on paper free of charge, please contact your financial intermediary, or, if you invest directly with the Fund, you may call 800-422-3554 or send an email request to info@gabelli.com.

Performance Discussion (Unaudited)

During the first half of 2026, utilities gave back nearly 10% as the Iran conflict drove oil prices higher, fueled inflation concerns, and lifted Treasury yields. The sector later recovered as tensions eased and interest rates stabilized. Investor sentiment swung sharply, with capital rotating between defensive utilities and higher-growth technology stocks as geopolitical developments evolved.

Globally, disruptions to the Strait of Hormuz have constrained roughly a quarter of global LNG flows, driving EU gas and power prices higher, though still below 2022 peaks. Despite macro volatility, U.S. utilities continue to deliver solid earnings growth, with most guiding to 6%–8% EPS CAGR or better, supported by rising electric demand, steady rate base expansion, and accelerating data center development. Utilities also expect to invest record amounts of capital, supporting rapid rate base expansion and above-average growth through at least 2032.

Data center development is facing growing public and political resistance over rising electric bills, water consumption, land use, and grid reliability. Utility affordability has become a more prominent political issue, particularly in higher-cost non-regulated markets where capacity prices have risen sharply and power supply growth has lagged demand. As a result, some utilities may face more challenging regulatory environments and lower utility returns. Elsewhere, data center development continues to accelerate, reshaping load forecasts and utility growth expectations. Large-load tariffs and long-term contracts increasingly require data centers to fund the infrastructure needed to serve their electricity demand.

Contributors to performance included Anterix Inc. (1.3% of net assets as of June 30, 2026), Millicom International Cellular SA (0.9%), and ONEOK Inc. (4.2%).

Detractors from the portfolio included Deutsche Telekom AG (1.5%), Constellation Energy Corp. (1.6%), and Idaho Strategic Resources Inc. (No Longer Held).

Thank you for your investment in The Gabelli Utility Trust.

We appreciate your confidence and trust.

The views expressed reflect the opinions of the Fund’s portfolio managers and Gabelli Funds, LLC, the Adviser, as of the date of this report and are subject to change without notice based on changes in market, economic, or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Comparative Results

Average Annual Returns through June 30, 2026 (a) (Unaudited)

	Six Months	1 Year	5 Year	10 Year	15 Year	20 Year	25 Year	Since Inception (7/9/99)
The Gabelli Utility Trust (GUT)
NAV Total Return (b)	13.35%	21.96%	9.62%	7.39%	8.69%	8.46%	8.40%	8.71%
Investment Total Return (c)	14.97	25.89	7.76	11.01	10.34	9.19	8.88	9.61
S&P 500 Utilities Index	7.69	14.22	10.84	9.11	10.66	9.16	7.53	7.77
Lipper Utility Fund Average	8.16	14.47	10.56	8.68	9.38	8.50	7.72	7.29

(a)	Performance returns for periods of less than one year are not annualized. Returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. The Fund’s use of leverage may magnify the volatility of net asset value changes versus funds that do not employ leverage. When shares are sold, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. The S&P 500 Utilities Index is an unmanaged market capitalization weighted index of large capitalization stocks that may include facilities generation and transmission or distribution of electricity, gas, or water. The Lipper Utility Fund Average reflects the average performance of mutual funds classified in this particular category. Dividends are considered reinvested. You cannot invest directly in an index.
(b)	Total returns and average annual returns reflect changes in the NAV per share, reinvestment of distributions at NAV on the ex-dividend date, and adjustments for rights offerings and are net of expenses. Since inception return is based on an initial NAV of $7.50.
(c)	Total returns and average annual returns reflect changes in closing market values on the NYSE, reinvestment of distributions, and adjustments for rights offerings. Since inception return is based on an initial offering price of $7.50.

Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing.

Summary of Portfolio Holdings (Unaudited)

The following tables present portfolio holdings as a percent of net assets as of June 30, 2026:

The Gabelli Utility Trust

Electric Integrated	52.0%
Natural Gas Utilities	9.6%
Natural Gas Integrated	8.9%
Telecommunications	6.6%
Water	5.8%
U.S. Government Obligations	5.0%
Electric Transmission and Distribution	4.5%
Wireless Communications	4.2%
Global Utilities	4.1%
Services	3.1%
Natural Resources	2.8%
Diversified Industrial	2.0%
Alternative Energy	1.0%
Transportation	1.0%
Cable and Satellite	0.9%
Merchant Energy	0.9%
Machinery	0.9%
Short Term Investment	0.9%
Communications Equipment	0.8%
Equipment and Supplies	0.5%
Environmental Services	0.4%
Oil	0.4%
Electronics	0.3%
Building and Construction	0.1%
Specialty Chemicals	0.1%
Automotive	0.0%*
Energy and Utilities: Natural Resources	0.0%*
Health Care	0.0%*
Other Assets and Liabilities (Net)	(16.8)%
100.0%

*	Amount represents less than 0.05%.

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the SEC) for the first and third quarters of each fiscal year on Form N-PORT. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554). The Fund’s Form N-PORT is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Fund’s proxy voting policies, procedures, and how each Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

The Gabelli Utility Trust

Schedule of Investments — June 30, 2026 (Unaudited)

Shares		Cost	Market Value
	COMMON STOCKS — 110.8%
	ENERGY AND UTILITIES — 95.5%
	Alternative Energy — 1.0%
110,000	Algonquin Power & Utilities Corp.	$613,075	$644,600
1,300	Brookfield Renewable Corp.	50,511	48,256
1,650	Clearway Energy Inc., Cl. C	34,125	56,397
1,000	Eos Energy Enterprises Inc.†	1,917	5,880
2,700	Landis+Gyr Group AG	156,061	144,691
12,450	Ormat Technologies Inc.	381,443	1,355,805
300	SolarEdge Technologies Inc.†	47,191	17,532
6,000	Vestas Wind Systems A/S	124,138	169,315
31,400	XPLR Infrastructure LP†	372,034	370,834
		1,780,495	2,813,310
	Diversified Industrial — 1.5%
9,000	AZZ Inc.	414,038	1,395,450
17,000	Bouygues SA	596,821	948,095
5,000	General Electric Co.	300,620	1,868,650
100	Sulzer AG	5,680	16,609
		1,317,159	4,228,804
	Electric Integrated — 52.0%
79,995	Alliant Energy Corp.	3,127,780	6,102,818
17,000	Ameren Corp.	815,203	1,921,680
46,425	American Electric Power Co. Inc.	3,172,483	6,351,404
60,642	Avista Corp.	2,541,419	2,480,864
400	Badger Meter Inc.	41,569	59,352
31,000	Black Hills Corp.	1,651,162	2,306,400
13,970	CenterPoint Energy Inc.	476,707	615,239
79,069	CMS Energy Corp.	3,442,966	6,048,778
43,300	Dominion Energy Inc.	3,014,447	2,956,957
16,700	DTE Energy Co.	1,183,929	2,544,579
66,550	Duke Energy Corp.	5,934,178	8,423,899
21,000	Edison International	1,444,239	1,563,450
7,000	Emera Inc.	269,273	371,310
10,650	Entergy Corp.	771,958	1,223,259
116,500	Evergy Inc.	6,493,742	10,069,095
83,900	Eversource Energy	5,768,744	6,063,453
92,100	FirstEnergy Corp.	2,676,243	4,378,434
19,000	Hawaiian Electric Industries Inc.†	289,018	257,070
4,550	IDACORP Inc.	459,074	688,415
81,000	MGE Energy Inc.	5,442,097	6,604,740
165,000	NextEra Energy Inc.	10,519,587	14,482,050
48,000	NiSource Inc.	397,800	2,282,400
69,500	Northwestern Energy Group Inc.	3,877,648	4,977,590
18,000	NRG Energy Inc.	432,819	2,629,080
176,900	OGE Energy Corp.	6,534,794	8,607,954
Shares		Cost	Market Value
56,500	Otter Tail Corp.	$2,135,727	$5,083,870
50,000	PG&E Corp.	512,287	841,000
5,400	Pinnacle West Capital Corp.	517,359	577,800
58,300	Portland General Electric Co.	2,527,432	3,021,689
24,190	PPL Corp.	745,263	879,306
31,623	Public Service Enterprise Group Inc.	1,324,009	2,566,523
4,439	Sempra	377,688	411,540
11,977	The Southern Co.	1,130,790	1,146,319
77,450	TXNM Energy Inc.	3,680,565	4,397,611
17,000	Unitil Corp.	448,439	895,730
2,500	Vistra Corp.	406,975	396,575
104,670	WEC Energy Group Inc.	8,671,566	12,222,316
130,700	Xcel Energy Inc.	7,090,178	10,495,210
		100,347,157	146,945,759
	Electric Transmission and Distribution — 4.5%
28,000	Consolidated Edison Inc.	1,798,697	3,097,640
17,750	Constellation Energy Corp.	677,004	4,408,567
64,300	Exelon Corp.	1,537,985	2,997,666
90,000	Iberdrola SA	1,022,795	2,245,895
200	The Timken Co.	15,206	29,064
		5,051,687	12,778,832
	Energy and Utilities: Natural Resources — 0.0%
380	EQT Corp.	18,589	20,205

	Environmental Services — 0.4%
800	Fluidra SA	32,048	18,099
500	Tetra Tech Inc.	16,501	14,445
27,712	Veolia Environnement SA	507,925	1,153,826
		556,474	1,186,370
	Equipment and Supplies — 0.5%
5,000	Capstone Energy+ Inc.†	18,370	46,000
1,396	Graham Corp.†	67,233	172,811
18,000	Innovex International Inc.†	407,258	446,400
10,000	MDU Resources Group Inc.	108,331	212,100
580	Oceaneering International Inc.†	13,462	23,501
103	Tidewater Inc.†	7,006	6,863
800	Valmont Industries Inc.	192,962	462,080
		814,622	1,369,755
	Global Utilities — 4.1%
7,500	Chubu Electric Power Co. Inc.	123,986	141,148
7,595	EDP SA	27,768	39,754
115,000	Electric Power Development Co. Ltd.	2,499,162	2,590,055
33,000	Endesa SA	942,797	1,503,707
300,000	Enel SpA	1,862,753	3,446,310
560,000	Hera SpA	1,323,308	2,336,754

See accompanying notes to financial statements.

The Gabelli Utility Trust

Schedule of Investments (Continued) — June 30, 2026 (Unaudited)

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	ENERGY AND UTILITIES (Continued)
	Global Utilities (Continued)
15,000	Hokkaido Electric Power Co. Inc.	$73,141	$85,538
13,000	Hokuriku Electric Power Co.	87,350	69,488
220,000	Huaneng Power International Inc., Cl. H	83,674	153,720
38,000	Korea Electric Power Corp., ADR	374,707	459,800
22,000	Kyushu Electric Power Co. Inc.	201,429	222,239
15,000	Shikoku Electric Power Co. Inc.	152,223	135,613
8,000	The Chugoku Electric Power Co. Inc.	74,932	43,726
25,000	The Kansai Electric Power Co. Inc.	330,129	351,410
11,000	Tohoku Electric Power Co. Inc.	95,368	72,016
		8,252,727	11,651,278
	Merchant Energy — 0.9%
177,600	The AES Corp.	2,414,845	2,603,616

	Natural Gas Integrated — 8.9%
8,000	DT Midstream Inc.	201,069	1,173,920
84,500	Energy Transfer LP	596,349	1,615,640
100,821	Kinder Morgan Inc.	1,507,288	3,223,248
94,682	National Fuel Gas Co.	4,201,497	7,310,397
135,000	ONEOK Inc.	5,588,461	11,736,900
		12,094,664	25,060,105
	Natural Gas Utilities — 9.6%
22,250	Atmos Energy Corp.	2,040,234	3,833,008
146	Cheniere Energy Inc.	35,029	34,896
9,000	Chesapeake Utilities Corp.	753,389	1,102,320
168	Diamondback Energy Inc.	28,419	29,531
12,300	Engie SA	348,724	387,749
100,625	National Grid plc	819,305	1,665,756
58,000	National Grid plc, ADR	4,012,738	4,806,460
7,000	Northwest Natural Holding Co.	258,140	343,420
30,300	ONE Gas Inc.	1,298,615	2,335,221
55,000	RGC Resources Inc.	816,196	1,314,500
112,730	Southwest Gas Holdings Inc.	7,491,203	9,996,896
16,000	Spire Inc.	1,059,202	1,249,440
10,000	Venture Global Inc., Cl. A	172,415	111,300
		19,133,609	27,210,497
	Natural Resources — 2.8%
54,142	Cameco Corp.	788,276	5,514,904
Shares		Cost	Market Value
16,500	ExxonMobil Holdings Corp.	$1,322,762	$2,255,880
5,500	Kinnevik AB, Cl. A†	47,294	34,884
		2,158,332	7,805,668
	Oil — 0.4%
1,900	Chevron Corp.	69,658	314,944
4,500	Devon Energy Corp.	43,702	185,940
20,000	PrairieSky Royalty Ltd.	337,688	447,594
		451,048	948,478
	Services — 3.1%
21,000	ABB Ltd., ADR	449,578	2,282,700
98,500	Enbridge Inc.	2,739,135	5,339,685
31,500	Halliburton Co.	711,735	1,069,425
1,061	SLB Ltd.	51,899	49,326
397	TechnipFMC plc	15,624	26,321
		3,967,971	8,767,457
	Water — 5.8%
26,000	American States Water Co.	1,283,095	2,148,380
21,350	American Water Works Co. Inc.	2,401,043	2,809,233
24,700	Artesian Resources Corp., Cl. A	694,538	839,553
33,200	California Water Service Group	757,390	1,615,180
26,000	Essential Utilities Inc.	513,640	996,060
33,500	H2O America	1,719,001	2,035,795
6,200	Middlesex Water Co.	134,688	348,192
130,000	Severn Trent plc	3,406,725	5,097,282
10,300	The York Water Co.	188,081	315,695
4,100	Zurn Elkay Water Solutions Corp.	125,381	207,173
		11,223,582	16,412,543
	TOTAL ENERGY AND UTILITIES	169,582,961	269,802,677

	COMMUNICATIONS — 11.5%
	Cable and Satellite — 0.8%
2,100	Charter Communications Inc., Cl. A†	470,809	298,641
20,900	Cogeco Inc.	433,364	913,072
2,000	EchoStar Corp., Cl. A†	31,863	203,000
250,000	ITV plc	394,396	267,280
95,000	Liberty Latin America Ltd., Cl. A†	621,288	744,800
		1,951,720	2,426,793
	Communications Equipment — 0.8%
100	Belden Inc.	11,652	11,991
75,000	Furukawa Electric Co. Ltd.	173,928	2,181,801
		185,580	2,193,792

See accompanying notes to financial statements.

The Gabelli Utility Trust

Schedule of Investments (Continued) — June 30, 2026 (Unaudited)

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	COMMUNICATIONS (Continued)
	Telecommunications — 6.6%
35,000	AT&T Inc.	$800,980	$724,500
7,500	Cogeco Communications Inc.	282,565	335,061
90,000	Deutsche Telekom AG	1,570,407	2,452,591
60,000	Deutsche Telekom AG, ADR	991,918	1,636,800
83,000	Liberty Global Ltd., Cl. A†	878,433	943,710
80,000	Liberty Global Ltd., Cl. C†	1,174,412	880,000
143,500	Orange Belgium SA†	3,600,351	3,525,207
6,000	Orange SA, ADR	71,421	112,920
10,500	Proximus SA	167,868	70,184
18,700	Sunrise Communications AG, Cl. A	1,053,639	930,371
250,000	Telefonica SA, ADR	1,200,752	990,000
85,000	Telekom Austria AG	613,919	942,074
25,000	Telephone and Data Systems Inc.	398,671	925,250
30,000	Telesat Corp.†	370,000	1,518,600
5,000	T-Mobile US Inc.	392,713	838,650
10,000	VEON Ltd., ADR†	242,166	522,100
29,500	Verizon Communications Inc.	1,373,977	1,249,030
		15,184,192	18,597,048
	Wireless Communications — 3.3%
5,000	America Movil SAB de CV, ADR	68,868	129,950
37,000	Anterix Inc.†	1,099,786	3,808,780
28,500	Array Digital Infrastructure Inc.	1,027,083	1,033,410
30,000	Rogers Communications Inc., Cl. B	1,255,865	975,000
60,000	Turkcell Iletisim Hizmetleri A/S, ADR	399,014	352,800
230,000	Vodafone Group plc, ADR	3,788,672	3,041,750
		7,639,288	9,341,690
	TOTAL COMMUNICATIONS	24,960,780	32,559,323

	OTHER — 2.9%
	Automotive — 0.0%
275	Ducommun Inc.†	24,853	50,933

	Building and Construction — 0.1%
155	Gibraltar Industries Inc.†	9,326	6,990
4,000	Knife River Corp.†	193,474	334,600
		202,800	341,590
	Diversified Industrial — 0.5%
1,200	Accelleron Industries AG, ADR	17,184	121,812
200	Arcosa Inc.	15,750	29,058
Shares		Cost	Market Value
30,000	Compania de Minas Buenaventura SAA, ADR	$327,255	$878,700
166	ITT Inc.	28,263	32,828
200	L.B. Foster Co., Cl. A†	3,554	9,034
800	Matthews International Corp., Cl. A	21,953	21,536
12,000	Trinity Industries Inc.	315,746	414,960
		729,705	1,507,928
	Electronics — 0.3%
48,500	Sony Group Corp., ADR	763,837	972,910

	Health Care — 0.0%
300	Medmix AG	7,541	2,933

	Machinery — 0.9%
210,000	CNH Industrial NV	2,414,182	2,358,300
670	Flowserve Corp.	39,019	49,687
1,486	Mueller Water Products Inc., Cl. A	37,918	38,384
1,200	Xylem Inc.	114,503	141,852
		2,605,622	2,588,223
	Specialty Chemicals — 0.1%
200	Air Products and Chemicals Inc.	50,794	58,636
250	Linde plc	85,808	129,735
		136,602	188,371
	Transportation — 1.0%
15,300	GATX Corp.	797,306	2,711,007

	TOTAL OTHER	5,268,266	8,363,895

	DISTRIBUTION COMPANIES — 0.9%
	Wireless Communications — 0.9%
28,000	Millicom International Cellular SA	509,171	2,541,280
	TOTAL COMMON STOCKS	200,321,178	313,267,175

	PREFERRED STOCKS — 0.1%
	COMMUNICATIONS — 0.1%
	Cable and Satellite — 0.1%
9,500	Liberty Latin America Ltd., Ser. A, 9.000%	258,518	206,055

Principal Amount
	U.S. GOVERNMENT OBLIGATIONS — 5.0%
$14,230,000	U.S. Treasury Bills, 3.570% to 3.717%††, 07/23/26 to 10/22/26	14,152,164	14,151,369

See accompanying notes to financial statements.

The Gabelli Utility Trust

Schedule of Investments (Continued) — June 30, 2026 (Unaudited)

Principal			Market
Amount		Cost	Value
	SHORT TERM INVESTMENT — 0.9%
$2,445,476	Gabelli U.S. Treasury Money Market Fund, Cl. I, 3.600%(a)	$2,445,476	$2,445,476

TOTAL INVESTMENTS — 116.8%		$217,177,336	330,070,075

Other Assets and Liabilities (Net) — (0.1)%			(185,414)

PREFERRED SHARES — (16.7)% (1,892,779 preferred shares outstanding)			(47,319,475)

NET ASSETS — COMMON SHARES — 100% (90,028,141 common shares outstanding)			$282,565,186

NET ASSET VALUE PER COMMON SHARE ($282,565,186 ÷ 90,028,141 shares outstanding)			$3.14

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by Gabelli Funds, LLC.
†	Non-income producing security.
††	Represents annualized yields at dates of purchase.

ADR	American Depositary Receipt

See accompanying notes to financial statements.

The Gabelli Utility Trust

Statement of Assets and Liabilities

June 30, 2026 (Unaudited)

Assets:
Investments, at value (cost $214,731,860)	$327,624,599
Investments in affiliates, at value (cost $2,445,476)	2,445,476
Foreign currency, at value (cost $180)	176
Receivable for investments sold	5,999
Dividends and interest receivable	760,920
Deferred offering expense	213,972
Prepaid expenses	5,170
Total Assets	331,056,312
Liabilities:
Payable to bank	24,500
Distributions payable	28,260
Payable for investments purchased	711,562
Payable for investment advisory fees	267,543
Payable for payroll expenses	31,496
Payable for accounting fees	3,750
Payable for shareholder communications	101,146
Other accrued expenses	3,394
Total Liabilities	1,171,651
Cumulative Preferred Shares $0.001 par value:
Series C Preferred Shares (5.375%, $25 liquidation value per share, 2,000,000 shares authorized with 1,892,779 shares issued and outstanding)	47,319,475
Net Assets Attributable to Common Shareholders	$282,565,186

Net Assets Attributable to Common Shareholders Consist of:
Paid-in capital	$170,804,551
Total distributable earnings	111,760,635
Net Assets	$282,565,186

Net Asset Value per Common Share:
($282,565,186 ÷ 90,028,141 shares outstanding at $0.001 par value; unlimited number of shares authorized)	$3.14

Statement of Operations
For the Six Months Ended June 30, 2026 (Unaudited)

Investment Income:
Dividends - unaffiliated (net of foreign withholding taxes of $161,254)	$5,830,444
Dividends - affiliated	45,569
Interest	233,371
Total Investment Income	6,109,384
Expenses:
Investment advisory fees	1,659,658
Shareholder communications expenses	114,709
Trustees’ fees	64,000
Payroll expenses	60,634
Legal and audit fees	58,450
Shareholder services fees	47,949
Accounting fees	22,500
Custodian fees	21,339
Interest expense	1,718
Miscellaneous expenses	83,000
Total Expenses	2,133,957
Less:
Advisory fee reduction (See Note 3)	(960)
Custodian fee credits	(235)
Total Credits and Reductions	(1,195)
Net Expenses	2,132,762
Net Investment Income	3,976,622

Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency:
Net realized gain on investments	14,007,036
Net realized loss on foreign currency transactions	(1,516)
Net realized gain on investments and foreign currency transactions	14,005,520
Net change in unrealized appreciation/(depreciation):
on investments	16,899,304
on foreign currency translations	(5,876)
Net change in unrealized appreciation/(depreciation) on investments and foreign currency translations	16,893,428
Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency	30,898,948
Net Increase in Net Assets Resulting from Operations	34,875,570
Total Distributions to Preferred Shareholders	(1,264,066)
Net Increase in Net Assets Attributable to Common Shareholders Resulting from Operations	$33,611,504

See accompanying notes to financial statements.

The Gabelli Utility Trust

Statement of Changes in Net Assets Attributable to Common Shareholders

	Six Months Ended June 30, 2026 (Unaudited)		Year Ended December 31, 2025
Operations:
Net investment income	$3,976,622		$7,181,351
Net realized gain on investments, and foreign currency transactions	14,005,520		6,826,507
Net change in unrealized appreciation/(depreciation) on investments and foreign currency translations	16,893,428		33,898,361
Net Increase in Net Assets Resulting from Operations	34,875,570		47,906,219

Distributions to Preferred Shareholders from Accumulated Earnings	(1,264,066	)*	(2,565,640)

Net Increase in Net Assets Attributable to Common Shareholders Resulting from Operations	33,611,504		45,340,579

Distributions to Common Shareholders:
Accumulated earnings	(15,062,109	)*	(5,061,224)
Return of capital	(11,834,514	)*	(48,121,495)
Total Distributions to Common Shareholders	(26,896,623)		(53,182,719)

Fund Share Transactions:
Net increase in net assets from common shares issued upon reinvestment of distributions	3,785,451		7,558,517
Net increase in net assets from repurchase of preferred shares	—		110,933
Net Increase in Net Assets from Fund Share Transactions	3,785,451		7,669,450

Net Increase/(Decrease) in Net Assets Attributable to Common Shareholders	10,500,332		(172,690)

Net Assets Attributable to Common Shareholders:
Beginning of year	272,064,854		272,237,544
End of period	$282,565,186		$272,064,854

*	Based on year to date book income. Amounts are subject to change and recharacterization at year end.

See accompanying notes to financial statements.

The Gabelli Utility Trust

Financial Highlights

Selected data for a common share of beneficial interest outstanding throughout each period:

	Six Months Ended June 30, 2026		Year Ended December 31,
	(Unaudited)		2025	2024	2023		2022	2021
Operating Performance:
Net asset value, beginning of year	$3.04		$3.09	$2.94	$3.65		$4.35	$4.11
Net investment income	0.04		0.08	0.07	0.09		0.08	0.07
Net realized and unrealized gain/(loss) on investments, swap contracts, and foreign currency transactions	0.35		0.46	0.43	(0.23)		(0.33)	0.69
Total from investment operations	0.39		0.54	0.50	(0.14)		(0.25)	0.76

Distributions to Preferred Shareholders: (a)
Net investment income	(0.00	)*(b)	(0.03)	(0.03)	(0.04)		(0.02)	(0.04)
Net realized gain	(0.01	)*	—	—	—		(0.03)	(0.04)
Total distributions to preferred shareholders	(0.01)		(0.03)	(0.03)	(0.04)		(0.05)	(0.08)

Net Increase/(Decrease) in Net Assets Attributable to Common Shareholders Resulting from Operations	0.38		0.51	0.47	(0.18)		(0.30)	0.68

Distributions to Common Shareholders:
Net investment income	(0.04	)*	(0.06)	(0.04)	(0.05)		(0.05)	(0.04)
Net realized gain	(0.13	)*	—	—	—		(0.06)	(0.05)
Return of capital	(0.13	)*	(0.54)	(0.56)	(0.55)		(0.49)	(0.51)
Total distributions to common shareholders	(0.30)		(0.60)	(0.60)	(0.60)		(0.60)	(0.60)

Fund Share Transactions:
Increase in net asset value from common share transactions	—		—	0.25	—		0.16	0.13
Increase in net asset value from common shares issued upon reinvestment of distributions	0.02		0.04	0.04	0.05		0.05	0.04
Increase in net asset value from repurchase of preferred shares	—		0.00 (b)	0.00 (b)	0.02		0.00 (b)	—
Offering costs and adjustment to offering costs for common shares charged to paid-in capital	—		—	(0.01)	(0.00	)(b)	(0.01)	(0.01)
Total Fund share transactions	0.02		0.04	0.28	0.07		0.20	0.16

Net Asset Value Attributable to Common Shareholders, End of Period	$3.14		$3.04	$3.09	$2.94		$3.65	$4.35
NAV total return †	13.35%		19.18%	18.35%	(3.07)%		(5.94)%	18.13%
Market value, end of period	$6.59		$6.03	$5.03	$5.42		$7.51	$8.24
Investment total return ††	14.97%		33.74%	7.10%	(20.64)%		3.31%	13.91%

See accompanying notes to financial statements.

The Gabelli Utility Trust

Financial Highlights (Continued)

Selected data for a common share of beneficial interest outstanding throughout each period:

	Six Months Ended June 30, 2026		Year Ended December 31,
	(Unaudited)		2025		2024		2023		2022		2021
Ratios to Average Net Assets and Supplemental Data:
Net assets including liquidation value of preferred shares, end of period (in 000’s)	$329,885		$319,384		$320,993		$290,574		$342,394		$378,630
Net assets attributable to common shares, end of period (in 000’s)	$282,565		$272,065		$272,238		$220,713		$270,213		$277,297
Ratio of net investment income to average net assets attributable to common shares before preferred share distributions	2.79	%(c)	2.60%		2.30%		2.78%		1.89%		1.61%
Ratio of operating expenses to average net assets attributable to common shares before fees waived/fee reduction (e)	1.49	%(c)	1.52%		2.08%		1.93%		1.62%		1.75%
Ratio of operating expenses to average net assets attributable to common shares net of fees waived/fee reduction, if any (d)(f)	1.49	%(c)(g)	1.51	%(g)	2.08	%(g)	1.86	%(g)	1.54	%(g)(h)	1.75%
Portfolio turnover rate	2%		2%		3%		2%		7%		10%

Notes:
Note Payable (i)
Asset coverage per $1,000 (j)	—		—		—		$4,159		—		—
Amount of Note outstanding (in 000’s)	—		—		—		$20,477		—		—

Cumulative Preferred Shares:
5.625% Series A Preferred (k)
Liquidation value, end of period (in 000’s)	—		—		—		—		—		$28,832
Total shares outstanding (in 000’s)	—		—		—		—		—		1,153
Liquidation preference per share	—		—		—		—		—		$25.00
Average market value (l)	—		—		—		—		—		$26.93
Asset coverage per share (m)	—		—		—		—		—		$93.41

Auction Market Series B Preferred (n)
Liquidation value, end of period (in 000’s)	—		—		—		$50		$22,500		$22,500
Total shares outstanding (in 000’s)	—		—		—		0	(o)	1		1
Liquidation preference per share	—		—		—		$25,000		$25,000		$25,000
Liquidation value (p)	—		—		—		$25,000		$25,000		$25,000
Asset coverage per share (m)	—		—		—		$103,983		$118,589		$93,413

See accompanying notes to financial statements.

The Gabelli Utility Trust

Financial Highlights (Continued)

Selected data for a common share of beneficial interest outstanding throughout each period:

	Six Months Ended June 30, 2026	Year Ended December 31,
	(Unaudited)	2025	2024	2023	2022	2021
5.375% Series C Preferred
Liquidation value, end of period (in 000’s)	$47,319	$47,319	$48,755	$49,334	$49,681	$50,000
Total shares outstanding (in 000’s)	1,893	1,893	1,950	1,973	1,987	2,000
Liquidation preference per share	$25.00	$25.00	$25.00	$25.00	$25.00	$25.00
Average market value (l)	$22.40	$23.27	$24.28	$23.99	$25.00	$26.02
Asset coverage per share (m)	$174.29	$168.74	$164.59	$103.98	$118.59	$93.41
Asset Coverage (j)	697%	675%	658%	416%	474%	374%

†	Based on net asset value per share, adjusted for reinvestment of distributions at the net asset value per share on the ex-dividend dates and adjustments for the rights offering. Total return for a period of less than one year is not annualized.
††	Based on market value per share, adjusted for reinvestment of distributions at prices determined under the Fund’s dividend reinvestment plan and adjustments for the rights offering. Total return for a period of less than one year is not annualized.
*	Based on year to date book income. Amounts are subject to change and recharacterization at year end.
(a)	Calculated based on average common shares outstanding on the record dates throughout the periods.
(b)	Amount represents less than $0.005 per share.
(c)	Annualized.
(d)	The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. For the years ended December 31, 2025, 2024, 2023, 2022, and 2021, there was minimal impact on the expense ratios. For the six months ended June 30, 2026, the Fund did not have such credits.
(e)	Ratio of operating expenses to average net assets including liquidation value of preferred shares before fee waived for the six months ended June 30, 2026 and the years ended December 31, 2025, 2024, 2023, 2022, and 2021 would have been 1.28%, 1.29%, 1.61%, 1.49%, 1.28%, and 1.26%, respectively.
(f)	Ratio of operating expenses to average net assets including liquidation value of preferred shares net of advisory fee reduction for the six months ended June 30, 2026 and the years ended December 31, 2025, 2024, 2023, and 2022, would have been 1.28%, 1.29%, 1.61%, 1.43%, and 1.22%, respectively.
(g)	The Fund received credits from the custodian. For the six months ended June 30, 2026 and the years ended December 31, 2025, 2024, 2023, and 2022, there was minimal impact on the expense ratios.
(h)	The ratio of operating expenses excluding interest, dividends and service fees on securities sold short, and offering costs to average net assets attributable to common shares for the year ended December 31, 2022 would have been 1.54%.
(i)	On December 31, 2024, the Note matured at its stated principal value.
(j)	Asset coverage is calculated by combining all series of preferred shares.
(k)	The Fund redeemed and retired all its outstanding Series A Preferred Shares on January 31, 2022.
(l)	Based on weekly prices.
(m)	Asset coverage per share is calculated by combining all series of preferred shares.
(n)	The Fund redeemed and retired all its outstanding Series B Preferred Shares on June 26, 2024.
(o)	Actual number of shares outstanding is two.
(p)	Since February 2008, the weekly auctions have failed. Holders that have submitted orders have not been able to sell any or all of their shares in the auction.

See accompanying notes to financial statements.

The Gabelli Utility Trust

Notes to Financial Statements (Unaudited)

1. Organization. The Gabelli Utility Trust (the Fund) was organized on February 25, 1999 as a Delaware statutory trust. The Fund is a diversified closed-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act). The Fund commenced investment operations on July 9, 1999.

The Fund’s primary objective is long term growth of capital and income. The Fund will invest 80% of its assets, under normal market conditions, in common stocks and other securities of foreign and domestic companies involved in providing products, services, or equipment for (i) the generation or distribution of electricity, gas, and water and (ii) telecommunications services or infrastructure operations (the 80% Policy). The 80% Policy may be changed without shareholder approval. However, the Fund has adopted a policy to provide shareholders with notice at least sixty days prior to the implementation of any change in the 80% Policy.

Gabelli Funds, LLC (the Adviser), with its principal offices located at One Corporate Center, Rye, New York 10580-1422, serves as investment adviser to the Fund. The Adviser makes investment decisions for the Fund and continuously reviews and administers the Fund’s investment program and manages the operations of the Fund under the general supervision of the Fund’s Board of Directors (the Board).

2. Significant Accounting Policies. As an investment company, the Fund follows the investment company accounting and reporting guidance, which is part of U.S. generally accepted accounting principles (GAAP) that may require the use of management estimates and assumptions in the preparation of its financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation. The Board has designated the Adviser as the valuation designee (Valuation Designee) under Rule 2a-5. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Valuation Designee so determines, by such other method as the Valuation Designee shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by the Adviser.

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Valuation Designee if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt obligations for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the securities are valued using the closing bid price, unless the Valuation Designee determines such amount does not reflect the security’s fair value, in which case these securities will be fair valued as determined by the Valuation Designee. Certain securities are valued principally using dealer quotations. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded. OTC futures and options on futures for which market quotations are readily available will be valued by

The Gabelli Utility Trust

Notes to Financial Statements (Unaudited) (Continued)

quotations received from a pricing service or, if no quotations are available from a pricing service, by quotations obtained from one or more dealers in the instrument in question by the Adviser.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Valuation Designee. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

●	Level 1 — unadjusted quoted prices in active markets for identical securities;

●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

●	Level 3 — significant unobservable inputs (including the Board’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The summary of the Fund’s investments in securities by inputs used to value the Fund’s investments as of June 30, 2026 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Total Market Value at 06/30/26
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks (a)	$313,267,175	—	$313,267,175
Preferred Stocks (a)	206,055	—	206,055
U.S. Government Obligations	—	$14,151,369	14,151,369
Short Term Investment	—	2,445,476	2,445,476
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$313,473,230	$16,596,845	$330,070,075

(a)	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds are ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations

The Gabelli Utility Trust

Notes to Financial Statements (Unaudited) (Continued)

or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

Fair Valuation. Fair valued securities may be common or preferred equities, warrants, options, rights, or fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. When fair valuing a security, factors to consider include recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. A significant change in the unobservable inputs could result in a lower or higher value in Level 3 securities. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These may include backtesting the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Derivative Financial Instruments. The Fund may engage in various portfolio investment strategies by investing in derivative financial instruments for the purposes of increasing the income of the Fund, hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase, or hedging against a specific transaction with respect to either the currency in which the transaction is denominated or another currency. Investing in certain derivative financial instruments, including participation in currencies options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest, credit, or currency market risks. Losses may arise if the Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract, or, in the event of default, the Fund may be delayed in or prevented from obtaining payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions involves investment risks, transaction costs, and potential losses to which the Fund would not be subject absent the use of these strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.

Collateral requirements differ by type of derivative. Collateral requirements are set by the broker or exchange clearing house for exchange traded derivatives, while collateral terms are contract specific for derivatives traded over-the-counter. Securities pledged to cover obligations of the Fund under derivative contracts are noted in the Schedule of Investments. Cash collateral, if any, pledged for the same purpose will be reported separately in the Statement of Assets and Liabilities.

The Fund’s policy with respect to offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the master agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. Therefore the Fund reflects derivative assets and liabilities any related collateral gross on the statement of assets and liabilities. The enforceability of the right to offset may vary by jurisdiction.

The Gabelli Utility Trust

Notes to Financial Statements (Unaudited) (Continued)

The Fund’s derivative contracts held at June 30, 2026, if any, are not accounted for as hedging instruments under GAAP and are disclosed in the Schedule of Investments together with the related counterparty.

Swap Agreements. The Fund may enter into equity contract for difference swap transactions for the purpose of increasing the income of the Fund. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an equity contract for difference swap, a set of future cash flows is exchanged between two counterparties. One of these cash flow streams will typically be based on a reference interest rate combined with the performance of a notional value of shares of a stock. The other will be based on the performance of the shares of a stock. Depending on the general state of short term interest rates and the returns on the Fund’s portfolio securities at the time an equity contract for difference swap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction.

Unrealized gains related to swaps are reported as an asset and unrealized losses are reported as a liability in the Statement of Assets and Liabilities. The change in the value of swaps, including the accrual of periodic amounts of interest to be received or paid on swaps, is reported as unrealized gain or loss in the Statement of Operations. A realized gain or loss is recorded upon receipt or payment of a periodic payment or termination of swap agreements. At June 30, 2026, the Fund held no investments in equity contract for difference swap agreements.

Limitations on the Purchase and Sale of Futures Contracts, Certain Options, and Swaps. Subject to the guidelines of the Board, the Fund may engage in “commodity interest” transactions (generally, transactions in futures, certain options, certain currency transactions, and certain types of swaps) only for bona fide hedging or other permissible transactions in accordance with the rules and regulations of the Commodity Futures Trading Commission (CFTC). Pursuant to amendments by the CFTC to Rule 4.5 under the Commodity Exchange Act (CEA), the Adviser has filed a notice of exemption from registration as a “commodity pool operator” with respect to the Fund. The Fund and the Adviser are therefore not subject to registration or regulation as a commodity pool operator under the CEA. In addition, certain trading restrictions are now applicable to the Fund which permit the Fund to engage in commodity interest transactions that include (i) “bona fide hedging” transactions, as that term is defined and interpreted by the CFTC and its staff, without regard to the percentage of the Fund’s assets committed to margin and options premiums and (ii) non-bona fide hedging transactions, provided that the Fund does not enter into such non-bona fide hedging transactions if, immediately thereafter, either (a) the sum of the amount of initial margin deposits on the Fund’s existing futures positions or swaps positions and option or swaption premiums would exceed 5% of the market value of the Fund’s liquidating value, after taking into account unrealized profits and unrealized losses on any such transactions, or (b) the aggregate net notional value of the Fund’s commodity interest transactions would not exceed 100% of the market value of the Fund’s liquidating value, after taking into account unrealized profits and unrealized losses on any such transactions. Therefore, in order to claim the Rule 4.5 exemption, the Fund is limited in its ability to invest in commodity futures, options, and certain types of swaps (including securities futures, broad based stock index futures, and financial futures contracts). As a result, in the future the Fund will be more limited in its ability to use these instruments than in the past, and these limitations may have a negative impact on the ability of the Adviser to manage the Fund, and on the Fund’s performance.

The Gabelli Utility Trust

Notes to Financial Statements (Unaudited) (Continued)

Securities Sold Short. The Fund may enter into short sale transactions. Short selling involves selling securities that may or may not be owned and, at times, borrowing the same securities for delivery to the purchaser, with an obligation to replace such borrowed securities at a later date. The proceeds received from short sales are recorded as liabilities and the Fund records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of an open short position on the day of determination. The Fund records a realized gain or loss when the short position is closed out. By entering into a short sale, the Fund bears the market risk of an unfavorable change in the price of the security sold short. Dividends on short sales are recorded as an expense by the Fund on the ex-dividend date and interest expense is recorded on the accrual basis. The broker retains collateral for the value of the open positions, which is adjusted periodically as the value of the position fluctuates. During the six months ended June 30, 2026 there were no short sales outstanding.

Investments in other Investment Companies. The Fund may invest, from time to time, in shares of other investment companies (or entities that would be considered investment companies but are excluded from the definition pursuant to certain exceptions under the 1940 Act) (the Acquired Funds) in accordance with the 1940 Act and related rules. Stockholders in the Fund would bear the pro rata portion of the periodic expenses of the Acquired Funds in addition to the Fund’s expenses. For the six months ended June 30, 2026, the Fund’s pro rata portion of the periodic expenses charged by the Acquired Funds was less than one basis point.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Restricted Securities. The Fund is not subject to an independent limitation on the amount it may invest in securities for which the markets are restricted. Restricted securities include securities whose disposition is subject to substantial legal or contractual restrictions. The sale of restricted securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted

The Gabelli Utility Trust

Notes to Financial Statements (Unaudited) (Continued)

securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity. At June 30, 2026, the Fund did not hold any restricted securities.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain/(loss) on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on an accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method or amortized to earliest call date, if applicable. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

Custodian Fee Credits and Interest Expense. When cash balances are maintained in the custody account, the Fund receives credits which are used to offset custodian fees. The gross expenses paid under the custody arrangement are included in custodian fees in the Statement of Operations with the corresponding expense offset, if any, shown as “Custodian fee credits.” When cash balances are overdrawn, the Fund is charged an overdraft fee of 110% of the 90 day U.S. Treasury Bill rate on outstanding balances. This amount, if any, would be included in the Statement of Operations.

Distributions to Shareholders. Distributions to common shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. These reclassifications have no impact on the NAV of the Fund.

The Fund declares and pays monthly distributions from net investment income, capital gains, and paid-in capital. The actual source of the distribution is determined after the end of the year. Distributions during the year may be made in excess of required distributions. To the extent such distributions are made from current earnings and profits, they are considered ordinary income or long term capital gains. Distributions sourced from paid-in capital should not be considered as dividend yield or the total return from an investment in the Fund. The Board will continue to monitor the Fund’s distribution level, taking into consideration the Fund’s NAV and the financial market environment. The Fund’s distribution policy is subject to modification by the Board at any time.

Distributions to shareholders of the Fund’s 5.375% Series C Cumulative Preferred Shares (Series C Preferred) are recorded on a daily basis and are determined as described in Note 7.

The Gabelli Utility Trust

Notes to Financial Statements (Unaudited) (Continued)

The tax character of distributions paid during the year ended December 31, 2025 was as follows:

	Common	Preferred
Distributions paid from:
Ordinary income	$5,061,224	$2,565,640
Return of capital	48,121,495	–
Total distributions paid	$53,182,719	$2,565,640

Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

The Fund is permitted to carry capital losses forward for an unlimited period. Capital losses that are carried forward will retain their character as either short term or long term capital losses. The Fund has a short term capital loss carryforward with no expiration of $2,537 and a long term capital loss carryforward with no expiration of $802,823.

The Fund utilized $6,616,611 of the capital loss carryforward for the year ended December 31, 2025.

The following summarizes the tax cost of investments and the related net unrealized appreciation at June 30, 2026:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Investments	$218,219,003	$115,829,887	$(3,978,813)	$111,851,072

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. For the six months ended June 30, 2026, the Fund did not incur any income tax, interest, or penalties. As of June 30, 2026, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. The Fund’s federal and state tax returns for the prior three fiscal years remain open, subject to examination. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

Recent Accounting Pronouncement. During the reporting period, the Fund adopted Accounting Standards Update 2023-09, Income Taxes (Topic 740)—Improvements to Income Tax Disclosures (“ASU 2023-09”). The amendment enhances income tax disclosures by requiring greater disclosure of income taxes paid by jurisdiction. During the reporting period, the Fund paid less than 1% in foreign or U.S. federal, state or local income taxes.

3. Investment Advisory Agreement and Other Transactions. The Fund has entered into an investment advisory agreement (the Advisory Agreement) with the Adviser which provides that the Fund will pay the Adviser a fee, computed weekly and paid monthly, equal on an annual basis to 1.00% of the value of its average weekly net assets including the liquidation value of the preferred shares. In accordance with the Advisory Agreement,

The Gabelli Utility Trust

Notes to Financial Statements (Unaudited) (Continued)

the Adviser provides a continuous investment program for the Fund’s portfolio and oversees the administration of all aspects of the Fund’s business and affairs.

During the six months ended June 30, 2026, the Fund held a position in an affiliated fund, Gabelli U.S. Treasury Money Market Fund, and the Adviser reduced its fee with respect to this security by $960.

4. Portfolio Securities. Purchases and sales of securities during the six months ended June 30, 2026, other than short term securities, aggregated $5,496,080 and $24,033,123, respectively.

5. Transactions with Affiliates and Other Arrangements. During the six months ended June 30, 2026, the Fund paid $529 in brokerage commissions on security trades to G.research, LLC, an affiliate of the Adviser.

The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement between the Fund and the Adviser. Under the sub-administration agreement with the Bank of New York Mellon, the fees paid include the cost of calculating the Fund’s NAV. The Fund reimburses the Adviser for this service. During the six months ended June 30, 2026, the Fund accrued $22,500 in accounting fees in the Statement of Operations.

As per the approval of the Board, the Fund compensates officers of the Fund, who are employed by the Fund and are not employed by the Adviser (although the officers may receive incentive based variable compensation from affiliates of the Adviser). During the six months ended June 30, 2026, the Fund accrued $60,634 in payroll expenses in the Statement of Operations.

The Fund pays retainer and per meeting fees to Trustees not affiliated with the Adviser, plus specified amounts to the Lead Trustee and Audit Committee Chairman. Trustees are also reimbursed for out of pocket expenses incurred in attending meetings. Trustees who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund.

6. Line of Credit. The Fund participates in an unsecured and uncommitted line of credit, which expires on April 9, 2027 and may be renewed annually, of up to $200,000,000 under which it may borrow up to one-third of its net assets from the bank for temporary borrowing purposes. Borrowings under this arrangement bear interest at a floating rate equal to the higher of the Overnight Federal Funds Rate plus 135 basis points or the Overnight Bank Funding Rate plus 135 basis points in effect on that day. This amount, if any, would be included in “Interest expense” in the Statement of Operations. During the six months ended June 30, 2026, there were no borrowings under the line of credit.

7. Capital. The Fund is authorized to issue an unlimited number of shares of beneficial interest (par value $0.001). The Board has authorized the repurchase of its common shares on the open market when the shares are trading at a discount of 10% or more (or such other percentage as the Board may determine from time to time) from the NAV of the shares. During the six months ended June 30, 2026 and the year ended December 31, 2025, the Fund did not repurchase any common shares of beneficial interest in the open market.

The Gabelli Utility Trust

Notes to Financial Statements (Unaudited) (Continued)

Transactions in shares of beneficial interest were as follows:

	Six Months Ended June 30, 2026 (Unaudited)		Year Ended December 31, 2025
	Shares	Amount	Shares	Amount
Net increase in net assets from common shares issued upon reinvestment of distributions	642,379	$3,785,451	1,381,090	$7,558,517

The Fund’s Declaration of Trust, as amended, authorizes the issuance of an unlimited number of shares of $0.001 par value Preferred Shares. The Preferred Shares are senior to the common shares and result in the financial leveraging of the common shares. Such leveraging tends to magnify both the risks and opportunities to common shareholders. Dividends on the Preferred Shares are cumulative. The Fund is required by the 1940 Act and by the Statement of Additional Information to meet certain asset coverage tests with respect to the Preferred Shares. If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, Series C Preferred Shares at the redemption price of $25 per share plus an amount equal to the accumulated and unpaid dividends whether or not declared on such shares in order to meet these requirements. Additionally, failure to meet the foregoing asset coverage requirements could restrict the Fund’s ability to pay dividends to common shareholders and could lead to sales of portfolio securities at inopportune times. The income received on the Fund’s assets may vary in a manner unrelated to the fixed and variable rates, which could have either a beneficial or detrimental impact on investment income and gains available to common shareholders.

The Fund may redeem at any time, in whole or in part, the Series C Preferred at its liquidation preference of $25. In addition, the Board has authorized the repurchase of the Series C Preferred in the open market at prices less than the $25 liquidation value per share. During the year ended December 31, 2025, the Fund repurchased and retired 57,422 shares of the Series C Preferred Shares in the open market at an investment of $1,324,317 and at an average discount of approximately 7.8% from its liquidation preference.

On October 16, 2023, the Fund completed an exchange offer (the Offer) under which owners of the Series B Preferred could exchange their Series B Preferred for newly issued promissory notes (the Notes) at the exchange ratio of $912 per $1,000 of liquidation preference of Series B Preferred validly tendered and not withdrawn pursuant to the Offer, and issued $20,477,094 principal amount of Notes for the 898 Series B Preferred validly tendered and not withdrawn. The Notes had an annual interest rate of 5.25%, and interest was paid monthly. The aggregate unpaid principal amount of the Notes, all accrued and unpaid interest, and all other amounts payable under the terms of the Notes were paid on December 31, 2025. The carrying value of the Note Payable approximates fair value. The Note Payable was classified as Level 2 in the fair value hierarchy. On June 26, 2024 the Fund redeemed all Series B Auction Rate Cumulative Preferred Shares at the redemption price of $25,000 per share. On December 31, 2024, the Note matured at its stated principal value.

On January 31, 2022, the Fund redeemed all Series A Preferred at the Redemption Price of $25.13671875 per share, which consisted of the liquidation preference of $25.00 plus $0.13671875 per share representing accumulated but unpaid dividends and distributions to the redemption date of January 31, 2022.

The Gabelli Utility Trust

Notes to Financial Statements (Unaudited) (Continued)

For Series B Preferred Shares, the dividend rates were typically set by an auction process held every seven days, and were typically expected to vary with short term interest rates. Since February 2008, the number of Series B Preferred Shares subject to bid orders by potential holders had been less than the number of shares of Series B sell orders. Holders that submitted sell orders had not been able to sell any or all of the Series B Preferred Shares for which they submitted sell orders. Therefore the weekly auctions that failed resulted in the dividend rate being the maximum rate.

Since December 31, 2021, the seven day ICE LIBOR rate ceased to be published and was no longer representative. Because the Series B Preferred Shares have no other effective alternative rate setting provision, a last resort fallback of fixing this LIBOR based reference rate at its last published rate applies. The last published seven day ICE LIBOR rate was 0.076%, which resulted in a maximum rate for Series B Preferred Shares of 2.076% for all failed auctions after December 31, 2021. In the absence of successful auctions that established dividend rates based on prevailing short term interest rates, this result could lead to divergent and unexpected economic results for the Fund and holders of the Series B Preferred Shares since the rates payable on the Series B Preferred Shares were no longer likely to be representative of prevailing market rates. On June 26, 2024, the Fund redeemed all outstanding Series B Preferred at the redemption price of $25,000 per share.

The following table summarizes Cumulative Preferred Shares information:

Series	Issue Date	Authorized	Number of Shares Outstanding at 6/30/2026	Net Proceeds	2026 Dividend Rate Range	Dividend Rate at 6/30/2026	Accrued Dividends at 6/30/2026
C 5.375%	May 31, 2016	2,000,000	1,892,779	$48,142,029	Fixed Rate	5.375%	$28,260

The holders of Preferred Shares generally are entitled to one vote per share held on each matter submitted to a vote of shareholders of the Fund and will vote together with holders of common stock as a single class. The holders of Preferred Shares voting together as a single class also have the right currently to elect two Trustees and under certain circumstances are entitled to elect a majority of the Board of Trustees. In addition, the affirmative vote of a majority of the votes entitled to be cast by holders of all outstanding shares of the preferred shares, voting as a single class, will be required to approve any plan of reorganization adversely affecting the preferred shares, and the approval of two-thirds of each class, voting separately, of the Fund’s outstanding voting stock must approve the conversion of the Fund from a closed-end to an open-end investment company. The approval of a majority (as defined in the 1940 Act) of the outstanding preferred shares and a majority (as defined in the 1940 Act) of the Fund’s outstanding voting securities are required to approve certain other actions, including changes in the Fund’s investment objectives or fundamental investment policies.

On March 10, 2022, the Fund distributed one transferable right for each of the 63,934,698 common shares outstanding on that date. Seven rights were required to purchase one additional common share at the subscription price of $5.50 per share. On April 20, 2022, the Fund issued 9,133,529 common shares receiving net proceeds of $49,849,194, after the deduction of offering expenses of $385,216. The NAV of the Fund increased by $0.16 per share on the day the additional shares were issued due to the additional shares being issued above NAV. The Fund has an effective shelf registration authorizing an additional $242 million of common or preferred shares.

On September 9, 2024, the Fund distributed one transferable right for each of the 75,981,964 common shares outstanding on that date. Five rights were required to purchase one additional common share at the subscription price of $5.00 per share.

The Gabelli Utility Trust

Notes to Financial Statements (Unaudited) (Continued)

On October 24, 2024, the Fund issued 11,585,072 common shares receiving net proceeds of $57,925,360, after the deduction of estimated offering expenses of $475,000. The NAV of the Fund increased by $0.25 per share on the day the additional shares were issued due to the additional shares being issued above NAV.

8. Industry Concentration. Because the Fund primarily invests in common stocks and other securities of foreign and domestic companies in the utility industry, its portfolio may be subject to greater risk and market fluctuations than a portfolio of securities representing a broad range of investments.

9. Transactions in Securities of Affiliated Issuers. The Gabelli U.S. Treasury Money Market Fund is an affiliated security as it is also advised by the Fund’s Adviser. A summary of the Fund’s transactions in the securities of these issuers during the six months ended June 30, 2026 is set forth below:

	Market Value at December 31, 2025	Purchases	Sales Proceeds	Realized Loss	Change In Unrealized Depreciation	Market Value at June 30, 2026	Shares at June 30, 2026	Dividend Income	Percent Owned of Shares
Gabelli U.S. Treasury Money Market Fund, Cl. I, 3.600%	$2,402,830	$42,646	$—	$—	$—	$2,445,476	2,445,476	$45,569	0.04%

10. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

11. Segment Reporting. The Fund’s Principal Executive Officer and Principal Financial Officer act as the Fund’s chief operating decision maker (CODM), as defined in ASC Topic 280, assessing performance and making decisions about resource allocation. The CODM has determined that the Fund has a single operating segment based on the fact that the CODM monitors the operating results of the Fund as a whole and the Fund’s long-term strategic asset allocation is guided by the Fund’s investment objective and principal investment strategies, and executed by the Fund’s portfolio management team, comprised of investment professionals employed by the Adviser. The financial information provided to and reviewed by the CODM is consistent with that presented in the Fund’s Schedule of Investments, Statements of Operations and Changes in Net Assets and Financial Highlights.

12. Subsequent Events. Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

The Gabelli Utility Trust

Notes to Financial Statements (Unaudited) (Continued)

Certifications

The Fund’s Chief Executive Officer has certified to the New York Stock Exchange (NYSE) that, as of May 19, 2026, he was not aware of any violation by the Fund of applicable NYSE corporate governance listing standards. The Fund reports to the SEC on Form N-CSR which contains certifications by the Fund’s principal executive officer and principal financial officer that relate to the Fund’s disclosure in such reports and that are required by Rule 30a-2(a) under the 1940 Act.

Shareholder Meeting – May 11, 2026 – Final Results

The Fund’s Annual Meeting of Shareholders was held on May 11, 2026. At that meeting, common and preferred shareholders, voting together as a single class, re-elected Frank J. Fahrenkopf, Jr., Robert J. Morrissey, and Salvatore J. Zizza as Trustees of the Fund, with a total of 59,314,070 votes, 59,396,038 votes, and 59,272,133 votes cast in favor of these Trustees, and a total of 2,014,567 votes, 1,932,598 votes, and 2,056,503 votes withheld for these Trustees, respectively. In addition, preferred shareholders, voting as a separate class, re-elected John Birch as a Trustee of the Fund, with 1,213,473 votes cast in favor of this Trustee and 77,937 votes withheld for this Trustee.

Mario J. Gabelli, Elizabeth C. Bogan, James P. Conn, Vincent D. Enright, Michael J. Ferrantino, Leslie F. Foley, John D. Gabelli and Michael J. Melarkey continue to serve in their capacities as Trustees of the Fund.

We thank you for your participation and appreciate your continued support.

THE GABELLI DIVIDEND AND INCOME TRUST

One Corporate Center

Rye, NY 10580-1422

Portfolio Management Team Biographies

Mario J. Gabelli, CFA, is Chairman, Chief Executive Officer, and Chief Investment Officer - Value Portfolios of GAMCO Investors, Inc. that he founded in 1977, and Chief Investment Officer - Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management, Inc. He is also Executive Chairman of Associated Capital Group, Inc. Mr. Gabelli is a summa cum laude graduate of Fordham University and holds an MBA degree from Columbia Business School and Honorary Doctorates from Fordham University and Roger Williams University.

Timothy M. Winter, CFA, joined Gabelli in 2009 and covers the utility industry. He has over 25 years of experience as an equity research analyst covering the industry. Currently, he continues to specialize in the utility industry and also serves as a portfolio manager of Gabelli Funds, LLC. Mr. Winter received his BA in Economics from Rollins College and an MBA degree in Finance from the University of Notre Dame.

Justin Bergner, CFA, is a Vice President at Gabelli and a portfolio manager for Gabelli Funds LLC. Justin rejoined Gabelli in 2013 as a research analyst covering Diversified Industrials, Home Improvement, and Transport companies. He began his investment career at Gabelli in 2005 as a metals and mining analyst, and subsequently spent five years at Axiom International Investors as a senior analyst focused on industrial and healthcare stocks. Prior to business school, Mr. Bergner worked in management consulting at both Bain & Company and Dean & Company. Mr. Bergner graduated cum laude from Yale University with a BA in Economics and Mathematics and received an MBA in Finance and Accounting from the Wharton School at the University of Pennsylvania.

Simon T. Wong, CFA, covers the energy sector. He began his investment career at Gabelli in 1997 as a specialty chemical analyst and subsequently became a generalist at Olstein Capital Management, Lucid Asset Management, and Boyar Asset Management. Simon graduated from the University of California, Los Angeles with a BA in Economics and received an MBA in Finance from Columbia Business School.

Robert D. Leininger, CFA, joined GAMCO Investors, Inc. in 1993 as an equity analyst. Subsequently, he was a partner and portfolio manager at Rorer Asset Management before rejoining GAMCO in 2010 where he currently serves as a portfolio manager of Gabelli Funds, LLC. Mr. Leininger is a magna cum laude graduate of Amherst College with a degree in Economics and holds an MBA degree from the Wharton School at the University of Pennsylvania.

The Net Asset Value per share appears in the Publicly Traded Funds column, under the heading “Specialized Equity Funds,” in Monday’s The Wall Street Journal. It is also listed in Barron’s Mutual Funds/Closed End Funds section under the heading “General Equity Funds.”

The Net Asset Value per share may be obtained each day by calling (914) 921-5070 or visiting www.gabelli.com.

The NASDAQ symbol for the Net Asset Value is “XGUTX.”

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may from time to time purchase its common shares in the open market when the Fund’s shares are trading at a discount of 7.5% or more from the net asset value of the shares. The Fund may also from time to time purchase its preferred shares in the open market when the preferred shares are trading at a discount to the liquidation value.

t 800-GABELLI (800-422-3554)
f 914-921-5118
e info@gabelli.com
GABELLI.COM

TRUSTEES

Mario J. Gabelli, CFA
Chairman and
Chief Executive Officer,
GAMCO Investors, Inc.
Executive Chairman,
Associated Capital Group Inc.

John Birch
Partner,
The Cardinal Partners Global

Elizabeth C. Bogan
Former Senior Lecturer
in Economics,
Princeton University

James P. Conn
Former Managing Director &
Chief Investment Officer,
Financial Security Assurance
Holdings Ltd.

Vincent D. Enright
Former Senior Vice President &
Chief Financial Officer,
KeySpan Corp.

Frank J. Fahrenkopf, Jr.
Former President &
Chief Executive Officer,
American Gaming Association

Michael J. Ferrantino
Chief Executive Officer,
InterEx, Inc.

Leslie F. Foley
Attorney,
Addison Gallery of American Art

John D. Gabelli
Former Senior Vice President,
G.research, LLC

Michael J. Melarkey
Of Counsel,
McDonald Carano Wilson LLP

Robert J. Morrissey
Partner,
Morrissey, Hawkins & Lynch

Salvatore J. Zizza
Chairman,
Zizza & Associates Corp.

OFFICERS

John C. Ball
President, Treasurer, Principal
Financial and Accounting Officer

Peter Goldstein
Secretary & Vice President

Richard J. Walz
Chief Compliance Officer

David I. Schachter
Vice President & Ombudsman

INVESTMENT ADVISER

Gabelli Funds, LLC

CUSTODIAN

The Bank of New York
Mellon

COUNSEL

Willkie Farr & Gallagher LLP

TRANSFER AGENT AND
REGISTRAR

Computershare Trust Company, N.A.

GUT Q2/2026

GABELLI
FUNDS

THE GABELLI UTILITY TRUST

GUT

Semiannual Report
June 30, 2026

(b)	Not applicable.

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1(a) of this form.

(b)	Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a)	Not applicable.

(b)	Not applicable.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

At its meeting on February 11, 2026, the Board of Trustees (Board) of the Fund approved the continuation of the investment advisory agreement with the Adviser for the Fund on the basis of the recommendation by the trustees who are not interested persons of the Fund (the Independent Board Members). The following paragraphs summarize the material information and factors considered by the Independent Board Members as well as their conclusions relative to such factors.

Nature, Extent, and Quality of Services.

The Independent Board Members considered information regarding the portfolio managers, the depth of the analyst pool available to the Adviser and the portfolio managers, the nature, quality and extent of administrative and shareholder services supervised or provided by the Adviser, including portfolio management, supervision of Fund operations and compliance and regulatory filings and disclosures to shareholders, general oversight of other service providers, review of Fund legal issues, assisting the Independent Board Members in their capacity as directors, and other services, and the absence of significant service problems reported to the Board. The Independent Board Members concluded that the services are extensive in nature and that the Adviser consistently delivered a high level of service.

Investment Performance of the Fund and Adviser.

The Independent Board Members considered the short- and long-term investment performance for the Fund over various periods of time as compared with relevant equity indices and the performance of other closed-end funds included in the Lipper peer category. The Board noted that the Fund’s total return performance was in the second quartile for the one-year and ten-year periods and in the first quartile for the three-year and five-year periods ended December 31, 2025. The Board also noted that the Fund’s common shares consistently trade at a meaningful premium to NAV. The Independent Board Members concluded that the Adviser was delivering satisfactory performance results consistent with the investment strategies being pursued by the Fund and disclosed to investors.

Costs of Services and Profits Realized by the Adviser.

(a)	Costs of Services to Fund: Fees and Expenses. The Independent Board Members considered the Fund’s advisory fee rate and expense ratio relative to industry averages for the Fund’s Lipper peer group category and the advisory fees charged by the Adviser and its affiliates to other fund and non-fund clients. The Independent Board Members considered the Adviser’s fee structure as compared to that of the Adviser’s affiliate, GAMCO Asset Management Inc. (“GAMCO”), for services provided to institutional and high net worth accounts and in connection with sub-advisory arrangements, noting that the service level for GAMCO accounts and sub-advisory relationships is materially different than the services provided by the Adviser to its registered funds and investors in such funds, which is reflected in the difference in fee structure. The Independent Board Members noted that the mix of services under the Advisory Agreement is more extensive than those under the advisory agreements for non-fund clients. The Independent Board Members noted the level of management and gross advisory fees, other non-management expenses, and total expenses paid by the Fund relative to the average and median for the Fund’s select group of peers. They took note of the fact that the use of leverage impacts comparative expenses to peer funds, not all of which utilize leverage and certain of which are open-end funds. The Independent Board Members concluded that the advisory fee is not excessive based upon the qualifications, experience, reputation, and performance of the Adviser and the other factors considered.

(b)	Profitability and Costs of Services to Adviser. The Independent Board Members considered the Adviser’s overall profitability and costs. The Independent Board Members referred to the Board Materials for the pro forma income statements for the Adviser and the Fund for the period ended December 31, 2025. They noted the pro forma estimates of the Adviser’s profitability and costs attributable to the Fund. The Independent Board Members also considered whether the amount of profit is a fair entrepreneurial profit for the management of the Fund and noted that the Adviser has continued to increase its resources devoted to Fund matters, including portfolio management resources, in response to regulatory requirements and new or enhanced Fund policies and procedures. The Independent Board Members concluded that the profitability to the Adviser of managing the Fund was not excessive.

Extent of Economies of Scale as Fund Grows.

The Independent Board Members considered whether there have been economies of scale with respect to the management of the Fund and whether the Fund has appropriately benefited from any economies of scale, noting that assets under management for the Fund were below $300 million for the period. The Independent Board Members noted that, although the ability of the Fund to realize economies of scale through growth is more limited than for an open-end fund, economies of scale may develop for certain funds as their assets increase and their fund-level expenses decline as a percentage of assets, but that fund-level economies of scale may not necessarily result in Adviser-level economies of scale. The Independent Board Members were aware that economies can be shared through an adviser’s investment in its fund advisory business and noted the Adviser’s increase in personnel and resources devoted to the Fund Complex in recent years, which could benefit the Fund.

Whether Fee Levels Reflect Economies of Scale.

The Independent Board Members also considered whether the advisory fee rate is reasonable in relation to the asset size of the Fund and any economies of scale that may exist, and concluded that the Fund’s current fee schedule (without breakpoints) was considered reasonable, particularly in light of the Fund’s performance over time.

Other Relevant Considerations.

(a)	Adviser Personnel and Methods. The Independent Board Members considered the size, education, and experience of the Adviser’s staff, the Adviser’s fundamental research capabilities, and the Adviser’s approach to recruiting, training, and retaining portfolio managers and other research and management personnel, and concluded that, in each of these areas, the Adviser was structured in such a way to support the high level of services being provided to the Fund.

(b)	Other Benefits to the Adviser. The Independent Board Members also considered the character and amount of other incidental benefits received by the Adviser and its affiliates from their association with the Fund. The Independent Board Members considered the brokerage commissions paid to an affiliate of the Adviser. The Independent Board Members concluded that potential “fall-out” benefits that the Adviser and its affiliates may receive, such as brokerage commissions paid to an affiliated broker, greater name recognition, or increased ability to obtain research services, appear to be reasonable and may in some cases benefit the Fund.

Conclusions

In considering the Advisory Agreement, the Independent Board Members did not identify any factor as all-important or all-controlling, and instead considered these factors collectively in light of the Fund’s surrounding circumstances. Based on this review, it was the judgment of the Independent Board Members that shareholders had received satisfactory absolute and relative performance over time consistent with the investment strategies being pursued by the Fund at reasonable fees and, therefore, continuation of the Advisory Agreement was in the best interests of the Fund and its shareholders. As a part of its decision making process, the Independent Board Members noted that the Adviser has managed the Fund since its inception, and the Independent Board Members believe that a long term relationship with a capable, conscientious adviser is in the best interests of the Fund. The Independent Board Members considered, generally, that shareholders invested in the Fund knowing that the Adviser managed the Fund and knowing its investment advisory fee. As such, the Independent Board Members considered, in particular, whether the Adviser managed the Fund in accordance with its investment objectives and policies as disclosed to shareholders. The Independent Board Members concluded that the Fund was managed by the Adviser in a manner consistent with its investment objectives and policies. The Independent Board Members also confirmed that they were satisfied with the information provided by the Adviser, that it included all information the Independent Board Members believed was necessary to evaluate the terms of the Advisory Agreement, and that the Independent Board Members were satisfied that any questions they had were appropriately addressed. On the basis of the foregoing and without assigning particular weight to any single conclusion, the Independent Board Members determined to recommend continuation of the Advisory Agreement to the full Board.

Based on a consideration of all these factors in their totality, the Board Members, including all of the Independent Board Members, determined that the Fund’s advisory fee was fair and reasonable with respect to the nature and quality of services provided and in light of the other factors described above that the Board deemed relevant. Accordingly, the Board Members determined to approve the continuation of the Fund’s Advisory Agreement.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Effective May 1, 2026, Robert D. Leininger, CFA, became a portfolio manager of the Fund. He joined GAMI in 1993 as a security analyst. Mr. Leininger moved to Rorer Asset Management LLC in Philadelphia in 1997, where he was a partner in the firm and member of the investment policy committee. In August 2009, he joined Copeland Capital Management as a partner and portfolio manager before rejoining GAMI in 2010 where he currently serves as a portfolio manager for the Investment Adviser and on GAMCO’s institutional and high net worth separate accounts team. He is a member of the Financial Analyst Society of Philadelphia. Mr. Leininger is a magna cum laude graduate of Amherst College with a degree in Economics and holds an MBA from the Wharton School at the University of Pennsylvania.

MANAGEMENT OF OTHER ACCOUNTS

The table below shows the number of other accounts managed by Mr. Leininger and the total assets in each of the following categories: registered investment companies, other paid investment vehicles and other accounts as of December 31, 2025. For each category, the table also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance.

Name of Portfolio Manager	Type of accounts	Total # managed	Total assets	No. of Accounts where Advisory Fee is Based on Performance	Total Assets with Advisory Fee Based on Performance
Robert D. Leininger, CFA	Registered Investment Companies	3	$7.0 billion	0	$0
	Other Pooled Investment Vehicles	0	$0	0	$0
	Other accounts	114	$124.4 million	0	$0

POTENTIAL CONFLICTS OF INTEREST

As reflected above, the Portfolio Managers manage accounts in addition to the Trust. Actual or apparent conflicts of interest may arise when a Portfolio Manager also has day-to-day management responsibilities with respect to one or more other accounts. These potential conflicts include:

ALLOCATION OF LIMITED TIME AND ATTENTION. As indicated above, the Portfolio Managers manage multiple accounts. As a result, they will not be able to devote all of their time to the management of the Trust. The Portfolio Managers, therefore, may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he/she were to devote all of their attention to the management of only the Trust.

ALLOCATION OF LIMITED INVESTMENT OPPORTUNITIES. As indicated above, the Portfolio Managers manage managed accounts with investment strategies and/or policies that are similar to the Fund. In these cases, if the Portfolio Manager identifies an investment opportunity that may be suitable for multiple accounts, a fund may not be able to take full advantage of that opportunity because the opportunity may be allocated among all or many of these accounts or other accounts managed primarily by other Portfolio Managers of the Adviser, and their affiliates. In addition, in the event a Portfolio Manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions.

SELECTION OF BROKER/DEALERS. Because of Mr. Gabelli’s indirect majority ownership interest in G.research, LLC, he may have an incentive to use G.research to execute portfolio transactions for a Fund.

PURSUIT OF DIFFERING STRATEGIES. At times, the Portfolio Managers may determine that an investment opportunity may be appropriate for only some of the accounts for which he/she exercises investment responsibility, or may decide that certain of the funds or accounts should take differing positions with respect to a particular security. In these cases, the Portfolio Manager may execute differing or opposite transactions for one or more accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment of one or more other accounts.

VARIATION IN COMPENSATION. A conflict of interest may arise where the financial or other benefits available to the Portfolio Manager differs among the accounts that he/she manages. If the structure of the Adviser’s management fee or the Portfolio Manager’s compensation differs among accounts (such as where certain accounts pay higher management fees or performance-based management fees), the Portfolio Manager may be motivated to favor certain accounts over others. The Portfolio Manager also may be motivated to favor accounts in which they have an investment interest, or in which the Adviser, or their affiliates have investment interests. Similarly, the desire to maintain assets under management or to enhance a Portfolio Manager’s performance record or to derive other rewards, financial or otherwise, could influence the Portfolio Manager in affording preferential treatment to those accounts that could most significantly benefit the Portfolio Manager. For example, as reflected above, if the Portfolio Manager manages accounts which have performance fee arrangements, certain portions of their compensation will depend on the achievement of performance milestones on those accounts. The Portfolio Manager could be incented to afford preferential treatment to those accounts and thereby be subject to a potential conflict of interest.

The Adviser, and the Funds have adopted compliance policies and procedures that are designed to address the various conflicts of interest that may arise for the Adviser and their staff members. However, there is no guarantee that such policies and procedures will be able to detect and prevent every situation in which an actual or potential conflict may arise.

COMPENSATION STRUCTURE FOR THE PORTFOLIO MANAGERS OTHER THAN MR. GABELLI

The compensation for the Portfolio Managers other than Mr. Gabelli for the Trust is structured to enable the Adviser to attract and retain highly qualified professionals in a competitive environment. The Portfolio Managers other than Mr. Gabelli receive a compensation package that includes a minimum draw or base salary, equity-based incentive compensation via awards of restricted stock, and incentive based variable compensation based on a percentage of net revenue received by the Adviser for managing the Trust to the extent that the amount exceeds a minimum level of compensation. Net revenues are determined by deducting from gross investment management fees certain of the firm’s expenses (other than the Portfolio Managers’ compensation) allocable to the Trust (the incentive-based variable compensation for managing other accounts is also based on a percentage of net revenues to the investment adviser for managing the account). This method of compensation is based on the premise that superior long-term performance in managing a portfolio should be rewarded with higher compensation as a result of growth of assets through appreciation and net investment activity. The level of equity-based incentive and incentive-based variable compensation is based on an evaluation by the Adviser’s parent, GAMI, of quantitative and qualitative performance evaluation criteria. This evaluation takes into account, in a broad sense, the performance of the accounts managed by the Portfolio Managers, but the level of compensation is not determined with specific reference to the performance of any account against any specific benchmark. Generally, greater consideration is given to the performance of larger accounts and to longer term performance over smaller accounts and short-term performance.

OWNERSHIP OF SHARES IN THE FUND

Robert D. Leininger owned $0 of shares of the Fund as of June 30, 2026.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

(a)	Provide the information specified in the table with respect to any purchase made by or on behalf of the registrant or any “affiliated purchaser” as defined in Rule 10b-18(a)(3) under the Exchange Act (17CFR 240-10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 01/01/2026 through 01/31/2026	Common – N/A Preferred Series C – N/A	Common – N/A Preferred Series C – N/A	Common – N/A Preferred Series C – N/A	Common – 89,491,548 Preferred Series C – 1,892,779
Month #2 02/01/2026 through 02/28/2026	Common – N/A Preferred Series C – N/A	Common – N/A Preferred Series C – N/A	Common – N/A Preferred Series C – N/A	Common – 89,599,606 Preferred Series C – 1,892,779
Month #3 03/01/2026 through 03/31/2026	Common – N/A Preferred Series C – N/A	Common – N/A Preferred Series C – N/A	Common – N/A Preferred Series C – N/A	Common – 89,711,403 Preferred Series C – 1,892,779
Month #4 04/01/2026 through 04/30/2026	Common – N/A Preferred Series C – N/A	Common – N/A Preferred Series C – N/A	Common – N/A Preferred Series C – N/A	Common – 89,819,076 Preferred Series C – 1,892,779
Month #5 05/01/2026 through 05/31/2026	Common – N/A Preferred Series C – N/A	Common – N/A Preferred Series C – N/A	Common – N/A Preferred Series C – N/A	Common – 89,925,062 Preferred Series C – 1,892,779
Month #6 06/01/2026 through 06/30/2026	Common – N/A Preferred Series C – N/A	Common – N/A Preferred Series C – N/A	Common – N/A Preferred Series C – N/A	Common – 90,028,141 Preferred Series C – 1,892,779
Total	Common – N/A Preferred Series C – N/A	Common – N/A Preferred Series C – N/A	Common – N/A Preferred Series C – N/A	N/A

Footnote columns (c) and (d) of the table, by disclosing the following information in the aggregate for all plans or programs publicly announced:

a.	The date each plan or program was announced – The notice of the potential repurchase of common and preferred shares occurs semiannually in the Fund’s shareholder reports in accordance with Section 23(c) of the Investment Company Act of 1940, as amended.

b.	The dollar amount (or share or unit amount) approved – Any or all common shares outstanding may be repurchased when the Fund’s common shares are trading at a discount of 10% or more from the net asset value of the shares. Any or all preferred shares outstanding may be repurchased when the Fund’s preferred shares are trading at a discount to the liquidation value of $25.00.

c.	The expiration date (if any) of each plan or program – The Fund’s repurchase plans are ongoing.

d.	Each plan or program that has expired during the period covered by the table – The Fund’s repurchase plans are ongoing.

e.	Each plan or program the registrant has determined to terminate prior to expiration, or under which the registrant does not intend to make further purchases. – The Fund’s repurchase plans are ongoing.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 16. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	If the registrant is a closed-end management investment company, provide the following dollar amounts of income and fees/compensation related to the securities lending activities of the registrant during its most recent fiscal year:

(1)	Gross income from securities lending activities; $0

(2)	All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (“revenue split”); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees; $0

(3)	The aggregate fees/compensation disclosed pursuant to paragraph (2); $0 and

(4)	Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)). $0

(b)	If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrant’s most recent fiscal year. N/A

Item 18. Recovery of Erroneously Awarded Compensation.

Not Applicable.

Item 19. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Not applicable.

(a)(3)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(4)	There were no written solicitations to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons.

(a)(5)	There was no change in the Registrant’s independent public accountant during the period covered by the report.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Gabelli Utility Trust

By (Signature and Title)*	/s/ John C. Ball
John C. Ball, Principal Executive Officer

Date	September 8, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ John C. Ball
John C. Ball, Principal Executive Officer

Date	September 8, 2026

By (Signature and Title)*	/s/ John C. Ball
John C. Ball, Principal Financial Officer and Treasurer

Date	September 8, 2026

*	Print the name and title of each signing officer under his or her signature.